                                                                EXHIBIT 23(b)




                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1997 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1996.



Arthur Andersen LLP
/s/ Arthur Andersen LLP
Alanta, Georgia
May 3, 1997


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